1
EXHIBIT
10.2
FIRST BANCORP
RESTRICTED STOCK AWARD
AGREEMENT
THIS AGREEMENT
is entered into as of the ___ day of _________, ____, and effective as of the ____ day of _______, ______
(the “Effective Date”), by and between First BanCorp (the
"Corporation"), and __________ (the "Participant").
The Corporation, pursuant to its
First BanCorp 2026 Omnibus Incentive Plan,
as amended (the "Plan"),
hereby grants the following
stock award to the Participant, which award shall have the terms and conditions set forth in this Agreement:
1.
Definitions
All capitalized
terms used herein
and not otherwise
specifically defined
herein shall
have the
meanings ascribed
to such terms
in
the Plan. The following definitions shall be in effect under this Agreement:
(a) “ Disability ” means with respect to any Participant, long-term disability as defined under the welfare benefit plan maintained by the Corporation or an Affiliate and in which the Participant participates and from which the Participant is receiving long-term disability benefits.
(b) “ Retirement
” means the voluntary termination of employment by a
Participant after attaining: (i) age sixty-five (65); or (ii)
age
sixty
(60)
with
fifteen
(15)
years
of
service
with
the
Corporation;
provided
that
grounds
for
a
termination
of
employment
by
the
Corporation for Cause does not exist.
2.
Award
The Corporation, as
of the Effective
Date, hereby grants
to the Participant a
restricted stock award of
_____ shares (the "Shares")
of common
stock, par
value $0.10
per share,
of the
Corporation (the
"Common Stock"),
subject to
the terms
and conditions
set forth
herein
and subject
to the
terms and
conditions
of the
Plan
which
is incorporated
herein by
reference
and
made
a part
hereof for
all
purposes.
The restricted
period shall
commence upon
the Effective
Date and shall
lapse with
respect to the
Shares on such
date the
vesting
period of the Shares elapses.
3.
Vesting
Subject to the terms and conditions of this Agreement,
the Shares shall vest solely on the basis of the passage of time over a three-
year period
as follows: fifty
percent (50%)
of the
Shares shall vest
on the
second anniversary
date of
the Effective
Date of
the award
and the remaining fifty
percent (50%) shall
vest on the
third anniversary date
of the Effective
Date,
subject to the
Participant’s continued
employment
with
the Corporation
or an
Affiliate
as provided
in Section
7 hereof
in the
event
of death,
Disability,
Retirement,
or a
Change in Control.
4.
Restriction on Transfer
Until the Shares vest pursuant to Section 3 hereof, none of the Shares may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, and no attempt
to transfer the Shares, whether voluntary
or involuntary, by
operation of law or otherwise, shall
vest the transferee with any interest or right in or with respect to the Shares.
5.
Issuance and Custody
(a)
Shares of
Common
Stock shall
be issued
in book-entry
form only
and
shall not
be represented
by a
certificate
and
shall
be
registered in the name of the Participant. Each such book-entry shall bear the following legend:

2
“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES
REPRESENTED BY THIS BOOK-ENTRY
FORM ARE SUBJECT TO
THE TERMS AND CONDITIONS
OF A CERTAIN
RESTRICTED STOCK AWARD
AGREEMENT EFFECTIVE
AS OF _______,
____, AS AMENDED
FROM TIME
TO TIME,
AND THE
FIRST
BANCORP 2026 OMNIBUS INCENTIVE PLAN, AS MAY
BE AMENDED FROM TIME TO TIME. COPIES OF
SUCH AGREEMENT
AND PLAN
MAY
BE OBTAINED
AT
NO COST
BY WRITTEN
REQUEST MADE
BY
THE HOLDER
OF RECORD OF
THIS BOOK-ENTRY FORM TO
THE SECRETARY OF THE CORPORATION.”
(b) The Participant shall execute stock powers relating to the Shares and deliver the same to the Corporation. The Corporation shall
use such stock powers only for the purpose of canceling any unvested Shares that are forfeited.
(c) Each
book-entry form
issued pursuant
to Section 5(a)
hereof,
together with
the stock
powers relating
to the
Shares, shall
be
deposited by the Corporation with the Secretary of
the Board of Directors (the “Secretary”) of
the Corporation or a custodian designated
by the
Secretary.
Unless otherwise
determined
by the
Committee, delivery
of the
Shares will
be by
book-entry
credit to
an account
maintained by the registrar and transfer agent of the shares with the applicable restrictions on transferability imposed on such Shares by this Agreement.
(d) After any Shares
vest pursuant to
Section 3 hereof and there
exists no restrictions on
transfer pursuant to Section
4 hereof, the
Corporation shall
promptly cause
issue a
book-entry form
evidencing such
vested Shares,
free of
the legend
provided in
section 5(a)
hereof, and shall be delivered to the Participant or the Participant's legal representatives, beneficiaries, or heirs.
6.
Distributions and Adjustments
(a)
If
there
is
any
change
in
the
number
or
character
of
Shares
of
Common
Stock
(through
an
extraordinary
stock
dividend,
recapitalization,
stock
split,
reverse
stock
split,
reorganization,
merger,
consolidation,
split-up,
spin-off,
combination,
repurchase
or
exchange of Shares of Common
Stock or other securities of the
Corporation, issuance of warrants or other
rights to purchase Shares of
Common Stock
or other securities
of the Corporation
or other similar
corporate transaction or
event affecting
the Shares such
that the
Compensation
and
Benefit
Committee
of
the
Board
of
Directors
(the
"Committee")
determines
that
an
adjustment
to the
Award
is
determined to be appropriate in order to prevent dilution or enlargement of the interest represented by the Shares), the Committee shall adjust the Award
consistent with Section 5(e) of the Plan..
(b)
Any
additional
Shares
of
Common
Stock,
any
other
securities
of
the
Corporation
and
any
other
property
(except
for
cash
dividends) distributed
with respect
to the
Shares prior
to the
date the
Shares vest
shall be
subject to
the same
restrictions,
terms, and
conditions as the Shares.
(c) Any
additional Shares
of Common
Stock, any
securities, and
any other
property (except
for cash
dividends) distributed
with
respect to the
Shares prior to
the date such
Shares vest shall
be promptly deposited
with the Secretary,
or the custodian
designated by
the Secretary to be held in custody in accordance with Section 5(c) hereof.
(d) Shares
shall have the
rights to dividends
or dividend equivalents,
as applicable,
during the Restriction
Period. Such dividends
or dividend equivalents will accrue during the Restriction Period, but not be paid until restrictions lapse.
(e) The Participant will have the right to vote the Shares.
7.
Forfeiture; Termination
of Services; Change of Control
(a) In the
event of the
death of the
Participant while employed
by the Corporation,
Shares held by
the Participant which
have not
vested, shall vest irrespective of whether the vesting period has been completed.
(b) In the event the Participant’s employment is terminated by reason of Disability,
Shares held by such participant which have not
vested, shall vest irrespective of whether the vesting period has been completed.
(c) In
the event
the Participant’s
employment
is terminated
by the
Corporation
or any
Affiliate
for
any
reason,
with or
without
Cause, Shares held by the Participant which have not vested shall be forfeited and canceled for no consideration upon such termination.
(d) Unless otherwise
determined by the Committee,
in the event the
Participant’s employment
ends as a result
of the Participant’s
resignation from the
Corporation or an Affiliate
other than upon the
Participant’s Retirement,
any Shares held by
such Participant that
has not vested, shall be forfeited and canceled upon such resignation.
(e)
In
the
event
the
Participant’s
employment
is
terminated
by
reason
of
Retirement,
Shares
held
by
the
Participant
shall
vest
irrespective of whether the vesting period has been completed.

(f) In the event
any portion of the
award is not assumed
by the successor entity
in a Change in
Control, the Shares shall
vest as of
the Change in Control irrespective
of whether the applicable vesting
period has been completed. In the
event any portion of the
Shares
is assumed by the successor entity in a
Change in Control and the Participant’s employment is involuntarily terminated by the successor corporation without Cause within one
year after the Change
in Control, the Shares
shall vest as
of the termination irrespective of
whether
the applicable vesting period has been completed.
8.
Taxes
The Corporation
is authorized to
withhold from
any Award
granted, any
payment relating
to an Award
under the
Plan, including
from a distribution of shares
of Common Stock, or any
payroll or other payment to
a participant, amounts of withholding and
other taxes
due or potentially payable in connection
with any transaction involving an Award,
and to take such other action as the
Committee may
deem
advisable
to enable
the Corporation
and participants
to satisfy
obligations
for
the payment
of withholding
taxes and
other
tax
obligations relating to
any Award. This authority shall
include authority to
withhold or receive
shares of Common
Stock or
other property
and to make cash payments in
respect thereof in satisfaction of a participant’s withholding obligations, either on a mandatory or elective
basis
in
the
discretion
of
the Committee,
or
in
satisfaction
of
other
tax
obligations
if
such
withholding
will
not
result
in
additional
accounting expense to the Corporation. Notwithstanding other provisions of the Plan, only the minimum number of shares of Common
Stock
deliverable
in
connection
with
an
Award
necessary
to
satisfy
statutory
withholding
requirements
will
be
withheld,
unless
withholding of any additional amount of shares of Common Stock will not result in additional accounting expense to the Corporation.
9.
Miscellaneous
(a) This Agreement is issued
pursuant to the Plan
and is subject to its terms.
Participant hereby acknowledges
receipt of a copy
of
the Plan. The Plan is also available for inspection during business hours at the principal office of the Corporation.
(b) This Agreement
shall not confer on
the Participant any right
with respect to continuance
of employment of
the Corporation or
any of its subsidiaries.
(c) This
Agreement shall
be governed
by and
construed under
the laws of
the Commonwealth
of Puerto
Rico, without
regard for
conflicts of laws principles thereof.
IN WITNESS WHEREOF
, the parties hereto have caused this
Agreement to be duly executed, and the
corporate seal affixed,
by its officers thereunto duly authorized, and the Participant has hereunto set his hand, all on the day and year first above written.
Corporate Seal
FIRST BANCORP
PARTICIPANT
By:
By: